UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2006

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 18, 2006, we issued a press release announcing our selection of Chautauqua Airlines, a subsidiary of Republic Airways Holdings Inc., to operate up to 69 regional jets that will be withdrawn from our capacity purchase agreement with ExpressJet Airlines, Inc. and its parent, ExpressJet Holdings, Inc., should ExpressJet choose to return those aircraft to us.

The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

April 18, 2006	By /s/ Chris Kenny Chris Kenny Vice President and Controller

EXHIBIT INDEX

99.1	Press Release